UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2014

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

13710 FNB Parkway, Suite 400
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 5.07                                   Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 14, 2014. There were issued and outstanding and entitled to vote at the Annual Meeting 14,139,462 shares of common stock. There were present in person or by proxy, 11,551,167 shares representing approximately 81.69% of the common stock issued and outstanding and entitled to vote. The matters set forth below were voted upon, which the results as indicated:

Proposal No. 1- Election of Directors:

The Inspector of Elections certified the following vote tabulations for the seven nominees for election to the Board of Directors, all of whom were elected:

	For	Withheld	Broker Non-Vote
Gary L. Cavey	7,760,942	263,704	3,526,521
Samuel C. Freitag	7,882,862	141,784	3,526,521
Mark D. Hasebroock	7,788,251	236,395	3,526,521
Marc E. LeBaron	7,885,221	139,425	3,526,521
Donde Plowman	7,884,662	139,984	3,526,521
James C. Shay	7,886,511	138,135	3,526,521
William F. Welsh II	7,734,951	289,695	3,526,521

Proposal No. 2- Advisory Vote on Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Vote
7,808,425	202,539	13,682	3,526,521

Proposal No. 3- Approval of 2014 Ballantyne Strong, Inc. 2014 Non-employee Directors’ Restricted Stock Plan:

The Inspector of Elections certified the following vote tabulations for the resolution to approve the 2014 Ballantyne Strong, Inc. 2014 Non-employee Directors’ Restricted Stock Plan.

For	Against	Abstain	Broker Non-Vote
7,595,925	415,883	12,838	3,526,521

Proposal No. 4- Approval of 2010 Long-term Incentive Plan Amendment and Section 162(m) Material Terms for Payment of Performance-based Compensation:

The Inspector of Elections certified the following vote tabulations for the resolution to approve the 2010 Long-term Incentive Plan Amendment and Section 162(m) Material Terms for Payment of Performance-based Compensation.

For	Against	Abstain	Broker Non-Vote
7,492,092	524,538	8,016	3,526,521

Proposal No. 5- Ratify Appointment of Independent Auditors:

The Inspector of Elections certified the following vote tabulations for the resolution to ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

For	Against	Abstain
10,841,879	679,953	29,335

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: May 16, 2014	By:	/s/ Mary A. Carstens
Mary A. Carstens
Sr Vice President, Chief Financial Officer and Treasurer